Registration No. 333-59103

Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 18	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	☐

Amendment No. 30	☒
(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering Continuous

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (DATE) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under flexible premium variable joint life insurance policies.

P r o s p e c t u s

May 1, 2010

Variable Joint Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Joint Life Insurance Policy with insurance payable on second death (the “Policy”). You may choose to invest your Net Premiums in one or more Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	Small Cap Growth Stock Portfolio
Focused Appreciation Portfolio	Small Cap Value Portfolio
Large Cap Core Stock Portfolio	International Growth Portfolio
Index 500 Stock Portfolio	International Equity Portfolio
Domestic Equity Portfolio	Money Market Portfolio
Equity Income Portfolio	Select Bond Portfolio
Mid Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 400 Stock Portfolio	Balanced Portfolio
Mid Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund
Aggressive Equity Fund
Real Estate Securities Fund
Non-U.S. Fund
Core Bond Fund

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	fund transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

 Contents for this Prospectus

PROSPECTUS

Variable Joint Life

—	Flexible Premium Variable Joint Life Insurance Policy

—	Insurance Payable on Second Death

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses, and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Death Benefit is payable on the second death while the Policy is in force. The Policy offers a choice of three Death Benefit options:

Option A - Specified Amount;

Option B - Specified Amount Plus Policy Value; or

Option C - Specified Amount Plus Premiums Paid.

Under each of these options, you selected the Specified Amount when you purchased the Policy. In addition, we will increase the Death Benefit under any of the options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    The Policy provides access to Cash Value while at least one of the Insureds is alive. You may surrender your Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. You may make a withdrawal of Cash Value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, using the Policy as security.

Flexibility    You selected the Death Benefit option and Specified Amount subject to our availability limits. You control the amount and timing of Premium Payments, within limits. You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one Division to another.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Cash Value may increase the premium needed to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions; in addition, a charge is deducted from the Policy Value each month while there is Policy Debt. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    A withdrawal of Cash Value may not reduce the loan value to less than any Policy Debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Cash Value will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a MEC if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. (See “Tax Considerations.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. (See “Charges and Expenses” for a more detailed description.)

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between Divisions, make a withdrawal, change the Specified Amount or change the Death Benefit option. (See “Charges and Expenses” for a more detailed description.)

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.35% of the premium paid prior to the Policy Anniversary in 2010. 2.00% of subsequent premiums.[1]	3.6% of the premium (includes both “State Premium Tax Charge” and “OBRA Expense Charge”)
OBRA Expense Charge[2]	Upon each Premium Payment	1.25% of the premium paid prior to the Policy Anniversary on 2010. 1.00% of subsequent premiums.[1]
Sales Load	Upon each Premium Payment	Up to 6.4% of Target Premium for the first 10 Policy Years; up to 2.4% thereafter[3] and on all premiums in excess of Target Premium for all Policy Years	Same as current amount
Fee for Transfer of	When you make more than	Currently waived	$25

Assets, Withdrawals or Change of Specified Amount	12 transfers of assets among the Separate Account Divisions in a Policy Year, make withdrawals or change the Specified Amount more than once in a Policy Year
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit option	Currently waived	$250
Surrender Charge	Upon surrender during the first ten Policy Years	50% of the premiums paid in the first Policy Year grading to zero at the end of the tenth Policy Year[4]	$50 per $1,000 of initial Specified Amount for any combination of Issue Age, sex, and underwriting classification
Expedited Delivery Charge[5]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[6]
Wire Transfer Fee[5]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[6]

[1]	See “Information about the Policy – Premium Expense Charges” for more information.
[2]

Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.25% against each Premium Payment paid prior to the Policy Anniversary in 2010, and 1.00% against subsequent premiums to compensate us for corporate taxes.

[3]

The sales load in Policy Years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% sales load. The Target Premium is a hypothetical annual premium, which varies based on the initial Specified Amount and the characteristics of the Insured persons, such as Issue Age, sex and underwriting classification.

[4]

The surrender charge percentage is applied to the premiums actually paid during the first Policy Year or the Target Premium, whichever is less. The percentage remains level during Policy Year one, and declines monthly to zero during Policy Years two through ten. For more information on the surrender charge, see “Surrender Charge” in this prospectus. The “Schedule of Maximum Charges” to your Policy will indicate the maximum surrender charges applicable to your Policy.

[5]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[6]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy. (See “Charges and Expenses” for a more detailed description.)

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[2,3]
Maximum Charge[4]	Monthly, on each monthly processing date	$1,000.00 per year per $1,000 of net amount at risk	Same as current amount
Minimum Charge[5]	Monthly, on each monthly processing date	$0.00102 per year per $1,000 of net amount at risk	Same as current amount
Charge for one male and one female Insured, Issue Ages 49, Select	Monthly, on each monthly processing date	$0.22443 per year per $1,000 of net amount at risk in the tenth Policy Year[6]	$0.95292 per year per $1,000 of net amount at risk in

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Non-Smoker underwriting classification in the tenth Policy Year (varies by Policy Year) [6]			the tenth Policy Year[7]
Monthly Policy Charge—Mortality and Expense Risk Charge
Monthly Policy Charge—Mortality and Expense Risk Charge—Invested Assets Component	Monthly, on each monthly processing date	0.10% annually (monthly rate of 0.00833%) of the Policy Value less any Policy Debt	0.90% annually (monthly rate of 0.075%) of the Policy Value, less any Policy Debt
Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component[3]
Maximum Charge[8]	Monthly, on each monthly processing date during the first ten Policy Years	$1.72 annually (monthly rate of $0.14333) per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[9]	Monthly, on each monthly processing date during the first ten Policy Years	$0.04 annually (monthly rate of $0.00333) per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 49	Monthly, on each monthly processing date during the first ten Policy Years	$0.53 annually (monthly rate of $0.04417) per $1,000 of initial Specified Amount	Same as current amount
Monthly Policy Charge—Administrative Charge	Monthly, on each monthly processing date	Prior to Policy Anniversary in 2010: $60 annually ($5 monthly) On or After Policy Anniversary in 2010: $80 annually ($6.67 monthly)	$90 annually ($7.50 monthly)
Monthly Policy Charge—Underwriting and Issue Charge[3],[10]
Maximum Charge[1][1]	Monthly, on each monthly processing date during the first ten Policy Years	$0.42 annually (monthly rate of $0.035) per $1,000 of initial Specified Amount	Same as current amount
Minimum Charge[1][2]	Monthly, on each monthly processing date during the first ten Policy Years	$0.18 annually (monthly rate of $0.015) per $1,000 of initial Specified Amount	Same as current amount
Charge for Insureds Issue Ages 49, Select Non-Smoker underwriting classification	Monthly, on each monthly processing date during the first ten Policy Years	$0.18 annually (monthly rate of $0.015) per $1,000 of initial Specified Amount	Same as current amount
Monthly Policy Charge—Deferred Sales Charge	Monthly, on each monthly processing date during the first ten Policy Years	7.5% annually (monthly rate of 0.625%) for the first ten Policy Years. (The charge for each Policy Year is applied to the cumulative amount of premiums paid during the first Policy Year, up to the Target	Same as current amount

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Premium.)
Monthly Policy Charge—Charge for Expenses and Taxes Associated with Any Policy Debt[1][3]	Monthly, on each monthly processing date when there is Policy Debt

When the younger Insured is (or would be, if alive) Attained Age 99 and below:

0.90% annually (monthly rate of 0.075%) of outstanding Policy Debt for the first ten Policy Years; 0.35% annually (monthly rate of 0.02917%) thereafter

When the younger Insured is (or would be, if alive) Attained Age 100 and above:

0.00% annually of Policy Debt

2% annually (monthly rate of 0.16667%) of outstanding Policy Debt

[1]

The charges described in this table may vary based upon one or more of the following characteristics: Insureds’ Issue Ages, sex, and underwriting classifications; initial Specified Amount; Target Premium; Policy Date and Policy Year.

[2]

The Cost of Insurance Charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The cost of insurance rate reflects the Issue Age, sex and underwriting classification of the Insured persons, the Policy Date and Policy Year.

[3]

The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Owner may pay. For information about the rate for your particular situation, you may request a personalized illustration from your Financial Representative.

[4]

The maximum Cost of Insurance Charge assumes that the Insureds have the following characteristics: one male and one female, Attained Age 100 of the younger Insured, both substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[5]

The minimum Cost of Insurance Charge assumes that the Insureds have the following characteristics: both female, both Issue Age 20, both Premier Non-Tobacco classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[6]	Generally, the cost of insurance rate will increase each Policy Year.
[7]	The maximum guaranteed cost of insurance rate will exceed the current rate in most Policy Years. Generally, the rate will increase each Policy Year.
[8]	The maximum Mortality and Expense Risk Charge – Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 75 and older.
[9]	The minimum Mortality and Expense Risk Charge – Specified Amount Component assumes that the Insureds have the following characteristics: one male and one female, Issue Ages 25 and younger.
[10]	The charge may not exceed $900-$2,100 annually ($75-$175 monthly amount) based on the underwriting classification of the Insureds on the Date of Issue.
[11]	The maximum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: substandard underwriting classification.
[12]	The minimum Underwriting and Issue Charge assumes that the Insureds have the following characteristic: standard underwriting classification.
[13]

The charge is applied to the Policy Debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios offered by Northwestern Mutual Series Fund, Inc., Fidelity® Variable Insurance Products, and the Russell Investment Funds that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	%	%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	%	%

* For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of         % to a maximum of         %.

** The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility. For more information about the Portfolios’ expenses, see the prospectuses of the underlying Funds.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	%	%	%	%	%	%	%
Focused Appreciation Portfolio(1)%		%	%	%	%	%	%
Large Cap Core Stock Portfolio	%	%	%	%	%	%	%
Index 500 Stock Portfolio	%	%	%	%	%	%	%
Domestic Equity Portfolio(1)%		%	%	%	%	%	%
Equity Income Portfolio(1)%		%	%	%	%	%	%
Mid Cap Growth Stock Portfolio	%	%	%	%	%	%	%
Index 400 Stock Portfolio	%	%	%	%	%	%	%
Mid Cap Value Portfolio(1)%		%	%	%	%	%	%
Small Cap Growth Stock Portfolio	%	%	%	%	%	%	%
Small Cap Value Portfolio(1)%		%	%	%	%	%	%
International Growth Portfolio(1)%		%	%	%	%	%	%
International Equity Portfolio(2)%		%	%	%	%	%	%
Money Market Portfolio(3)%		%	%	%	%	%	%
Select Bond Portfolio	%	%	%	%	%	%	%
High Yield Bond Portfolio	%	%	%	%	%	%	%
Balanced Portfolio	%	%	%	%	%	%	%
Asset Allocation Portfolio(4)
Fidelity® Variable Insurance Products
Mid Cap Portfolio(5)%		%	%	%	%	%	%
Russell Investment Funds	%	%	%	%	%	%	%
Multi-Style Equity Fund	%	%	%	%	%	%	%
Aggressive Equity Fund(6)%		%	%	%	%	%	%
Real Estate Securities Fund	%	%	%	%	%	%	%
Non-U.S. Fund(6)%		%	%	%	%	%	%
Core Bond Fund(6)%		%	%	%	%	%	%

[Footnotes to be added in subsequent filing]

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments.

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;
•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;
•	create new separate accounts;
•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;
•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and
•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing.

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc., and Janus Capital Management LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectus for the Northwestern Mutual Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC; Franklin Templeton Investments (Asia) Limited
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
*

Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio is a series of Variable Insurance Products III. The Separate Account buys Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser

VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. & Fidelity Research & Analysis Company

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective

Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. Since it is not intended to address all situations, the actual provisions of your Policy will control. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Availability Limitations

Generally, the Policy was available for Insureds between Issue Ages 20-85. A minimum Specified Amount of at least $1,000,000 was required if the older Insured’s Issue Age was 20-49 and $500,000 if the older Insured’s Issue Age was 50-85.

Premiums

The Policy permits you to pay premiums at any time before the Policy Anniversary that is nearest the 95th birthday of the younger Insured and in any amounts within the limits described in this section.

We used the Specified Amount you selected when you purchased the Policy to determine the minimum initial premium required to put your Policy in force. The minimum initial premium varies with the Issue Age, sex, and underwriting classification of the Insured persons.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the lifetime of at least one of the Insured persons so long as the Cash Value is sufficient to pay the Monthly Policy Charge. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insureds meet our insurability requirements and we receive the premium prior to the Policy anniversary nearest the older Insured’s 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test (see “Death Benefit – Minimum Death Benefit”), we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a MEC. (See “Tax Considerations.”)

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures.. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account.”)

We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the current monthly charges for the cost of insurance and other expenses.

Death Benefit

Death Benefit Options    The Death Benefit is payable on the second death while the Policy is in force. The Policy provides for three Death Benefit options:

•	Specified Amount (Option A)

•	Specified Amount Plus Policy Value (Option B). (See “Policy Value” above.)
•	Specified Amount Plus Premiums Paid (Option C)

You selected the Specified Amount when you purchased the Policy and, subject to our approval, you may make changes upon written request.

The selected Death Benefit option will be in effect before the Policy Anniversary nearest the 100th birthday of the younger Insured (whether that Insured survived to age 100 or not), and the Death Benefit will be equal to the Policy Value on or after that Policy Anniversary. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit.

The Death Benefit will be paid on the death of the second of the Insureds to die while the Policy is in force. The amount payable will be reduced by the amount of any Policy Debt and any Monthly Policy Charges due and unpaid if the second death occurs during a grace period. (See “Termination and Reinstatement.”) Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the deaths of both Insureds is received in our Home Office. The amount of proceeds will be determined as of the date of the second death. We will pay interest on the proceeds from that date until payment is made.

If the Company pays the Death Benefit in a lump sum and the amount meets our criteria, the Company will pay the Death Benefit by establishing an interest-bearing account, called the Northwestern Access Fund, for beneficiaries in the amount of the Death Benefit less any Policy Debt. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company's General Account. The Northwestern Access Fund is part of the Company's General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

If a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under a payment plan selected by your beneficiary after the death of the second Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. The Owner may elect the payment plan while at least one of the Insureds is living or, if the second Insured to die is not the Owner, during the first 60 days after the second Insured’s date of death. A payment plan that is elected by the Owner will take effect on the date of death of the second Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the second Insured.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the Death Benefit options, or on or after the Policy Anniversary nearest the 100th birthday of the younger Insured, we will increase the Death Benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of Death Benefit to the Policy Value. The minimum multiple decreases as the age of the Insured persons advances. You made the choice of testing methods when you purchased the Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table. The Attained Age of the younger Insured is used even if the younger Insured is no longer living.

Guideline Premium/Cash Value

Corridor Test Multiples

Younger Insured Age

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of both Insureds and the Policy’s underwriting classification, and using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower cost of insurance charge. The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy Year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy Years.

Death Benefit Changes    You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than what we would issue on that date for similar policies.

If the written request is received at our Home Office on a monthly processing date, a change in the Death Benefit option or an increase or decrease in the Specified Amount, will be effective on that date. If the written request is not received on a monthly processing date, it will be effective on the next monthly processing date.

Administrative charges of up to $250 for a change in the Death Benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy Year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the Death Benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations.”) The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges against the Policy Value.”)

Allocations to the Separate Account

Net Premiums are placed in the Separate Account on the date we receive them at our Home Office, provided the Net Premiums are received in good order prior to the close of trading (typically, 4:00 pm Eastern Time) on the New York Stock Exchange (“NYSE”) for that day. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, its insurability, underwriting, and MEC-limit (or life insurance qualification) requirements. We will process these premiums based upon the value of the units in the Divisions of the Separate Account as of the close of the regular trading session of the NYSE. If we receive the premiums on or after the close of trading, we will process the premiums using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Net Premiums are premiums less the Premium Expense Charge. (See “Premium Expense Charges.”) Net Premiums are allocated into the Divisions as you directed in the application for your Policy or in subsequent written requests. You may change the allocation for future Net Premiums at any time by written request and the change will be effective for premiums we place in the Separate Account thereafter.

Transfer Between Divisions    Subject to the short-term and excessive trading limitations described below, you may change your allocation between Divisions and transfer accumulated amounts from one Division to another. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing (including via facsimile, or, under limited circumstances, by e-mail) at our Home Office or, if eligible, via our website (www.northwesternmutual.com). The submission of transfer instructions through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. Transfer requests made via email are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept transfer instructions by telephone.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market

Division, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary.

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes and a portion of our federal income taxes. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. We will charge the same percentage regardless of the state in which you live. The charge is currently 2.35% of premium prior to the Policy Anniversary in 2010, and 2.00% for subsequent premiums. We reserve the right to deduct in the future a different amount or percentage from Premium Payments to cover premium tax and federal corporate taxes paid by the Company which may be more or less than the current charge.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.25% against each Premium Payment paid prior to the Policy Anniversary in 2010, and 1.00% for subsequent premiums to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the OBRA expense charge may each vary in amount.

We deduct a sales load from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. The charge is 6.4% of the premiums up to the Target Premium paid for the first ten Policy Years, and 2.4% of all other premiums. The amounts we deduct for costs in a Policy Year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. (See “Policy Value.”) The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge—Invested Assets Component, (3) the Mortality and Expense Risk Charge—Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy Debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects the Policy Date, Policy Year, and the Issue Age, sex and underwriting classification of the Insured persons. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year. The maximum cost of insurance rates are included in the Policy. We may realize gain from this charge to the extent the charge exceeds our costs attributable to the charge, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the Invested Assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value, less any Policy Debt. Currently the charge is equal to an annual rate of 0.10% (0.00833% monthly rate) of the Policy Value, less any Policy Debt. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge—Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the Issue Ages of the Insured persons, and applies during the first 10 Policy Years. The range on an annual basis is from $0.04 per $1,000 of initial Specified Amount if both Insured persons are Issue Age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both Insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $7.50 monthly. Currently this charge is $5 monthly for months prior to the Policy Anniversary in 2010, and $6.67 monthly for months on or after the Policy Anniversary in 2010. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the underwriting classification of the Insureds on the Date of Issue. This charge applies during the first 10 Policy Years. The range is from $0.015 to $0.035 per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. This charge for sales expenses is deducted during the first ten Policy Years. The charge is 7.5% (0.625% monthly rate) of cumulative premiums paid during the first Policy Year (up to the Target Premium). The charge applied during Policy Years 2-10 is equal to 0.625% per month times the cumulative premium paid in the first Policy Year (up to the Target Premium). This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the younger Insured is (or would be if alive) Attained Age 99 and below is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.35% (0.02917% monthly rate) thereafter. The aggregate charge when the younger Insured is (or would be, if alive) Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy Year, $25 per withdrawal, and $25 per transfer of assets among the Divisions if more than twelve transfers take place in a Policy Year. The fee for a change in the Death Benefit option is $250. Currently we are waiving all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international transfers) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from the Policy Value among the Divisions in proportion to the amounts invested in the Divisions. For policies with the Monthly Charges From One Division Amendment, the Owner may elect in writing to have the Monthly Policy Charge deducted from one Division. We reserve the right to determine which Divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

Surrender Charge    A surrender charge will be deducted from the Policy proceeds during the first ten Policy Years if the Policy is surrendered. The surrender charge during the first Policy Year is 50% of the Premium Payments paid up to the Target Premium. Beginning with the second Policy Year, the surrender charge decreases by a consistent dollar amount month by month to zero at the end of the tenth Policy Year. The Target Premium, and therefore the maximum surrender charge, depends on the Issue Age, sex and underwriting classification of the Insured persons. For example, for a male and female, both in the best underwriting classification and both Issue Age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy Year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any Issue Age, sex and underwriting classification combination. No surrender charge applies to a withdrawal of Cash Value.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of at least one of the Insured persons. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

The Company currently permits surrender proceeds to be paid under a payment plan requested by an Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

Policy Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. There is a charge for the expenses and taxes associated with Policy Debt. (See “Charges and Expenses – Charges Against the Policy Value.”)

Written requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

Interest on a Policy loan accrues on a daily basis at an annual effective rate of 5%. Interest is due and payable on each Policy Anniversary. We add unpaid interest to the amount of the loan. If, on any monthly processing date, the amount of the loan plus the surrender charge plus the monthly charges for the cost of insurance and other expenses exceeds the Policy Value, the Policy will enter the grace period. (See “Termination and Reinstatement.”) We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time during the lifetime of at least one of the Insured persons. If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and we will transfer those amounts from our General Account to the Divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. A Policy loan or unpaid interest may have important tax consequences. (See “Tax Considerations.”)

Withdrawals of Cash Value

You may make a withdrawal of Cash Value. A withdrawal may not reduce the loan value to less than any Policy Debt outstanding. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy Year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Cash Value decreases the Death Benefit, and may also decrease the Specified Amount. The decrease depends on the Death Benefit option and the size of any prior increases in Death Benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the Death Benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Cash Value from the Divisions in proportion to the amounts in the Divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Cash Value may have important tax consequences. (See “Tax Considerations.”)

Termination and Reinstatement

If the Cash Value is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for a premium payment to keep the Policy in force. The grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. The Policy may not be reinstated if either of the Insureds died after the end of the grace period. To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the grace period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the application for reinstatement, and the Application was received at our Home Office on a monthly processing date, the effective date of the reinstated Policy will be that date. If the Application is not received on a monthly processing date, the reinstated Policy will be effective on the next monthly processing date. Any Policy Debt that was outstanding when the Policy terminated will be reinstated.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. The Policy Value when a Policy is reinstated is equal to the premium paid (plus applicable interest credited by the Company, if any), less Premium Expense Charges, plus any Policy Debt, less the sum of all monthly charges for the cost of insurance and other expenses that were due and unpaid before the end of the grace period, less the monthly charges due on the effective date of the reinstatement. We will allocate the Policy Value, less any Policy Debt, among the Divisions based on the allocations for premiums currently in effect.

If a surrender charge was assessed at the time of termination, the Policy Value when a Policy is reinstated will include a credit for such surrender charge. The same surrender charge schedule in your Policy will apply upon reinstatement.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds may vary in accordance with our administrative procedures. The returned surrender or withdrawal proceeds will be reinvested at the unit value next determined for each Division after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender or withdrawal proceeds, satisfactory evidence of insurability and any premium due. If we receive your request before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Proceeds will be applied to the same Divisions from which the surrender or withdrawal was made. Depending on the Insureds’ underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit, Policy Value and surrender charge schedule as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

If required by your state, you may have the right to exchange a Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) as described below.

You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the lives of the same Insureds and will have the same initial Death Benefit, Policy Date and Issue Ages. The exchange will be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition, you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while at least one of the Insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. “You” in this prospectus means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of at least one Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of at least one Insured for two years from the date of issuance of the increase.

Suicide    If either Insured dies by suicide within one year from the Date of Issue, the Policy will terminate and the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals. If either Insured dies by suicide within one year of the date of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex    If the age or sex of either of the Insureds has been misstated, the Death Benefit and Policy Value will be modified by recalculating all Monthly Policy Charges based on the correct age and sex of both Insured persons.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, withdrawal, Death Benefit or loan proceeds or payment plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus added to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

At least once each Policy Year you will receive a statement showing the Death Benefit, Cash Value, Policy Value and any Policy loan, including loan interest. We will also send you a confirmation statement when you transfer among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. These statements will show your apportioned amounts among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-866-464-3800.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Owner Inquiries

With your ID and password, you can visit our website (www.northwesternmutual.com) to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about making a surrender, please call your Financial Representative or the Advanced Business Services Center at 1-866-464-3800 between 7:30 am and 5:00 pm Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar-cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing

Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Policy Value allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may have elected portfolio rebalancing in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate the models at any time.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request. The illustrations show how the Death Benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured persons and will reflect such factors as the Specified Amount, Death Benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal income tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the Death Benefit is a sufficient multiple of the Policy Value. We have designed your Policy to comply with these rules. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the 1980 Commissioner's Standard Ordinary (CSO) mortality tables. For Policies materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because, in some circumstances, Policies issued based on the 1980 CSO mortality tables will not satisfy the definitional tests using the 2001 CSO mortality tables, you may not be permitted to make certain changes to your Policy (as defined by IRS Notices 2004-61 and 2006-95).

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends, whether paid in cash, applied to the Policy, used to purchase additional insurance or used to pay premiums, are taxed as withdrawals with a resulting reduction in basis. However, the reduction in the basis of the Policy is offset by a corresponding increase in basis when the dividend is applied to the Policy and not paid in cash. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to the extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts (MEC)    A Policy may be classified as a MEC if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured(s), if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium that is considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, for example, by requesting a decrease in the amount of insurance coverage, by making a withdrawal, by taking any other action resulting in a surrender of Cash Value to you according to the terms of your Policy, by electing the fixed-paid up option, if available, under your Policy or, in some cases, by lapsing the Policy, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is subject to a $1 million exemption amount and a 35% maximum rate. Unless these rules are extended or made permanent, they will be sunsetted or repealed in 2011 and the rules in effect in 2001 ($1 million exclusion amount and 50% maximum tax rate) will be reinstated.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $100,000 annually (increased for cost of living after 2006) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress is also considering limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides a safe harbor formula for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve or the cash value (adjusted by a surrender factor for policies distributed from qualified plans), both increased by a pro rata portion of the estimated dividends for the Policy Year. These rules do not apply to split dollar arrangements entered into on or before September  17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy, and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 40% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Premium Payments up to Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.10% of Policy Value less Policy Debt is paid at the end of Policy Years 6 and later. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Glossary of Terms

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of second Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INSUREDS

The persons named as the Insureds on the application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

An Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of each Insured; and

4. the Attained Age of each Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on the Insureds’ lives.

TARGET PREMIUM

An amount based on the initial Specified Amount and characteristics of the Insured persons, such as Issue Age, sex and underwriting classification, used to compute the sales load, commissions, surrender charge and other expense charges during the first 10 Policy Years.

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Joint Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Policy Value and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Business Services Center at 1-866-464-3800.

Investment Company Act File No. 811-3989

APPENDIX A

Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount Component

Table of Annual Charges Per $1,000 of Initial Specified Amount

Issue Age*	Annual Charge	Issue Age*	Annual Charge	Issue Age*	Annual Charge
20-25	$0.04	42	$0.33	59	$0.94
26	0.05	43	0.36	60	0.99
27	0.06	44	0.38	61	1.04
28	0.07	45	0.41	62	1.10
29	0.08	46	0.44	63	1.15
30	0.09	47	0.47	64	1.21
31	0.10	48	0.50	65	1.26
32	0.11	49	0.53	66	1.31
33	0.12	50	0.57	67	1.35
34	0.13	51	0.60	68	1.40
35	0.14	52	0.63	69	1.44
36	0.17	53	0.66	70	1.49
37	0.19	54	0.69	71	1.54
38	0.22	55	0.72	72	1.58
39	0.25	56	0.77	73	1.63
40	0.28	57	0.83	74	1.67
41	0.30	58	0.88	75-85	1.72

*	The Issue Age used in this calculation equals the younger Insured Issue Age plus an age adjustment. The age adjustment is based on the age difference (older Issue Age minus younger Issue Age) and this schedule:

Age Difference (years)	Age Adjustment (years)
0-1	0
2-4	1
5-8	2
9-14	3
15-24	4
25-34	5
35-44	6
45-54	7
55-65	8

Example: For a Policy at Issue Ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the Issue Age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge—Mortality and Expense Risk Charge—Specified Amount component annual charge and the Monthly Policy Charge—Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge—Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

VARIABLE JOINT LIFE

A Flexible Premium Variable Joint Life Policy with Insurance Payable on Second Death (the “Policy”).

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the Policy described in this Statement of Additional Information. The Policies we currently offer are described in separate Prospectuses and Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with, the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-464-3800.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2009, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2009	$27,055,697
2008	$43,654,229
2007	$56,984,188

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of                         , an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2009, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of                         , for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of                         , an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.                          provides audit services for the Account. The address of                          is                                     .

FINANCIAL STATEMENTS OF THE ACCOUNT

FINANCIAL STATEMENTS WILL BE ADDED BY AMENDMENT

Page F-1 through F-__ are reserved for the December 31, 2009 Consolidated Financial Statements of The

Northwestern Mutual Life Insurance Company.

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed on October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)	Flexible Premium Variable Joint Life Insurance Policy (RP.VJL. 1298), with Policy Split Provision, including Policy amendment	Exhibits A(5)(a) and A(5)(b) to Form S-6 Post-Effective Amendment No. 4 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed May 31, 2001
(d)(2)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(d)(3)	Variable Life Insurance Policy, RR.VJL, Flexible Premium Variable Joint Life policy, including Policy Split Provision (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-59103, filed July 15, 1998
(e)	Form of Life Insurance Application 90-1 JCL (0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 28, 2005
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-59103, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005

(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(j)(b)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith.
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated February 4, 2010	Filed herewith.
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated _____, 2010	To be filed by Amendment.
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-3(T)(b)(12)(iii)	Exhibit (q) to Form N-6 Pre-Effective Amendment No. 17, for Northwestern Mutual Variable Life Account, File No. 333-59103, filed April 23, 2009.

Item 27.	Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as "officers" as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of February 1, 2010

Name	Business Address

Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Coral Gables, FL 33134

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

Robert C. Buchanan	Retired Chairman Fox Valley Corporation P. O. Box 727 Appleton, WI 54912-0727

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	Founder & CEO Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Attorney Reinhart Boerner Van Deuren, sc 1000 North Water Street Suite 2100 Milwaukee, WI 53202

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Tulsa, OK 74119

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	Executive Vice President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	President Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

John J. Stollenwerk	10941 North Range Line Road Mequon, WI 53092

Timothy W. Sullivan	President & CEO Bucyrus International 1100 Milwaukee Avenue South Milwaukee, WI 53172

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Edward J. Zore	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of February 1, 2010

Name	Title

Edward J. Zore	Chairman and Chief Executive Officer
John E. Schlifske	President
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Compliance/Best Practices)
David D. Clark	Senior Vice President (Real Estate)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer

Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Field Compensation and Planning)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President (Information Systems)
John M. Grogan	Vice President (Wealth Management)
Thomas G. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Disability Income)
Susan A. Lueger	Vice President (Human Resources)
Jeffrey J. Lueken	Senior Vice President (Securities)
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	Executive Vice President and Chief Risk Officer
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Bethany M. Rodenhuis	Vice President (Corporate Planning)
Timothy G. Schaefer	Chief Information Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Donald G. Tyler	Vice President (IPS Products and Sales)
Martha M. Valerio	Vice President
Conrad C. York	Vice President (Marketing)
Michael L. Youngman	Vice President (Government Relations)

OTHER OFFICERS – As of December 1, 2009

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP Actuary
Kenneth M. Latus	Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP Actuary
P. Andrew Ware	VP Actuary

Mark S. Bishop	Regional VP Field Supv
Jennifer L. Brase	VP Agency Dev
Somayajulu Durvasula	Regional VP Field Supv
Michael S. Ertz	VP Field Administration
Mark J. Gmach	Regional VP Field Supv
David D. Kiecker	Regional VP Field Supv
Steven C. Mannebach	VP Agency Dev
Daniel J. O’Meara	Regional VP Field Supv
Charles J. Pendley	VP Agency Dev

Robert J. Johnson	Director Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director Market Conduct

Employee	Title

Jason T. Anderson	Assistant Director Tax
Gwen C. Canady	Director Corporate Reporting
Barbara E. Courtney	Director Mutual Fund Accounting
Walter M. Givler	VP Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director Investment Accounting

John M. Abbott	Director-Field Investigations
Carl E. Amick	VP-Risk Management Operations
Maryann Bialo	Asst. Director DI Benefits
Pamela C. Bzdawka	Assistant Director-SIU
Stephen J. Frankl	Director-Sales Strategy and Support
Sharon A. Hyde	Asst. Director DI Benefits
Cynthia Lubbert	Asst. Director-DI Underwriting
Steven J. Stribling	Director-DI Benefits
Cheryl L. Svehlek	Director-Administration

Laila V. Hick	Director of Field Supervision
Karla D. Hill	Asst. Director of Distribution Operations
Joanne M. Migliaccio	Director of Distribution Operations
Daniel A. Riedl	VP Distribution Policies and Operations

Sandra L. Botcher	VP Enterprise Risk Assurance

Linda A. Schaefer	Director Operations Strategy
Anne C. Wills	Director BCP
Todd O. Zinkgraf	VP Enterprise Solutions

Christen L. Partleton	VP Facility Operations

Robyn S. Cornelius	Director Dist Planning
David J. Dorshorst	Director of Field Comp
Allen M. Kluz	Director of Field Benefits
Kim M. Althaus	Director of FCP Systems
Richard P. Snyder	Director Distribution Planning
William H. Taylor	Vice President Financial Security Planning

Troy M. Burbach	Director - Field Development Systems
Pency P. Byhardt	VP-Field Development
Sharen L. King	Director-Practice Management and Field Training

Douglas P. Bates	VP Federal Relations
Steven M. Radke	VP Leg & Reg Relations

Blaise C. Beaulier	VP Information Systems
Robert J. Kowalsky	VP Information Systems
Rachel L. Taknint	VP Information Risk Management

David A. Eurich	Director – IPS Training, Marketing & Communications
Martha M. Kendler	Director – IPS Annuity Products
Arleen J. Llewellyn	Director – Business Integration
Mac McAuliffe	National Sales Director – IPS - Sales
Michael J. Mihm	Director – IPS Business Development
Ronald C. Nelson	Director – IPS Research & Product Support

Employee	Title

Jeffrey J. Niehaus	Director – IPS Business Retirement Markets
David G. Stoeffel	VP IPS Investment Product Lines
Kellen A. Thiel	Director – IPS Advisory Products
Brian D. Wilson	Director – IPS Marketing & Sales
Robert J. Wright	Director – IPS Strategic Partnerships Product Support

Meg E. Jansky	Director-Annuity Operations
Lisa A. Myklebust	Director-Business Systems Team

Mark J. Backe	Asst. General Counsel & Asst. Secretary
Beth M. Berger	Asst. General Counsel & Asst. Secretary
Frederick W. Bessette	Asst. General Counsel & Asst. Secretary
Melissa J. Bleidorn	Asst. General Counsel & Asst. Secretary
Anne T. Brower	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
M. Christine Cowles	Asst. General Counsel & Asst. Secretary
Domingo G. Cruz	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Marcia E. Facey	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Matthew E. Gabrys	Asst. General Counsel & Asst. Secretary
John K. Garofani	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
C. Claibourne Greene	Asst. General Counsel & Asst. Secretary
Elizabeth S. Idleman	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Abimbola O. Kolawole	Asst. General Counsel & Asst. Secretary

Carol L. Kracht	VP & Deputy General Counsel & Board Relations
Elizabeth J. Lentini	Asst. General Counsel & Asst. Secretary
George R. Loxton	Asst. General Counsel & Asst. Secretary
Stephanie Lyons	Asst. General Counsel & Asst. Secretary
Dean E. Mabie	Asst. General Counsel & Asst. Secretary
Steve Martinie	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
James L. McFarland	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Larry S. Meihsner	Asst. General Counsel & Asst. Secretary
Christopher J. Menting	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Scott J. Morris	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Mary S. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Timothy A. Otto	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
David W. Perez	Asst. General Counsel & Asst. Secretary
Judith L. Perkins	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary

Employee	Title
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Ins & Distr Counsel
Thomas F. Scheer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Sarah E. Schott	Asst. General Counsel & Asst. Secretary
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
Karen J. Stevens	Asst. General Counsel & Asst. Secretary
Brenda J. Stugelmeyer	Asst. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
Douglas D. Timmer	Asst. General Counsel & Asst. Secretary
Andrew T. Vedder	Asst. General Counsel & Asst. Secretary
Warren, John W.	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Catherine M. Young	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Speciality Markets
Todd L. Laszewski	Director Life Product Development
Jane Ann Schiltz	VP Business Markets

Terese J. Capizzi	Director Long Term Care Administration
Julie K. Flaa	Director Long Term Care Product Development
Mollie A. Kenny	Regulatory Consultant
Steve P. Sperka	VP Long Term Care
John K. Wilson	Director Long Term Care Sales Support

Carrie L. Bleck	Director Policyowner Services
Sherri L. Schickert	Director Policyowner Services
Diane P. Smith	Asst. Director Policyowner Services
Natalie J. Versnik	Director Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Donna L. Lemanczyk	Asst. Secretary
Warren L. Smith	Asst. Secretary

Karla J. Adams	Director Investment Risk Management
James A. Brewer	Director Investment Planning
Donald Forecki	Director Investment Operations, Asst. Secretary
Karen A. Molloy	Director Banking & Cash Management, Asst. Treasurer
Patricia A. Zimmermann	Director Investment Technology & Development, Asst. Secretary

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP Underwriting Standards

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28.	Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), as of February 1, 2010 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A

2.	NML Variable Annuity Account B

3.	NML Variable Annuity Account C

4.	Northwestern Mutual Variable Life Account

5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the "Funds"), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of February 1, 2010)

Name of Subsidiary	Jurisdiction of Incorporation
Amber, LLC - 100% ownership	Delaware
AMLI at Cambridge Square, LLC - 100% ownership	Delaware
Baraboo, Inc. - 100% ownership	Delaware
Bayridge, LLC - 100% ownership	Delaware
Bradford, Inc. - 100% ownership	Delaware
Brendan International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Burgundy, LLC - 100% ownership	Delaware
Carlisle Ventures, Inc. - 100% ownership	Delaware
Chateau, LLC - 100% ownership	Delaware
Coral, Inc. - 100% ownership	Delaware
Cortona Holdings, LLC - 100% ownership	Delaware
Fairfield West Deer Park LLC - 100% ownership	Delaware
Frank Russell Company - 92.86% ownership	Washington
Foxkirk, LLC - 100% ownership	Delaware
Group Liquidation Corp. - 100% ownership	New Mexico
Hazel, Inc. - 100% ownership	Delaware
Health Invest, LLC - 100% ownership	Delaware
Higgins, Inc. - 100% ownership	Delaware
Highbrook International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Hobby, Inc. - 100% ownership	Delaware
Hollenberg 1, Inc. - 100% ownership	Delaware
Hollenberg 2, Inc. - 100% ownership	Delaware
Jerusalem Avenue Property, LLC - 100% ownership	Delaware
Justin International FSC, Inc. - 100% ownership	U.S. Virgin Islands
JYD Assets LLC - 100% ownership	Delaware
Klode, Inc. - 100% ownership	Delaware
Kristiana International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Ladak, Inc. - 100% ownership	California
Lake Bluff, Inc. - 100% ownership	Delaware
Logan, Inc. - 100% ownership	Delaware
Lydell, Inc. - 100% ownership	Delaware
Maroon, Inc. - 100% ownership	Delaware
Mason & Marshall, Inc. - 100% ownership	Delaware
Mason Street Advisors, LLC - 100% ownership	Delaware
Mitchell, Inc. - 100% ownership	Delaware
Model Portfolios, LLC - 100% ownership	Delaware
N.M. Albuquerque, Inc. - 100% ownership	New Mexico
New Arcade, LLC - 100% ownership	Wisconsin
Nicolet, Inc. - 100% ownership	Delaware
NM DFW Lewisville, LLC - 100% ownership	Delaware
NM F/X, LLC - 100% ownership	Delaware
NM GP Holdings, LLC - 100% ownership	Delaware
NM Harrisburg, Inc. - 100% ownership	Pennsylvania

NM Imperial, LLC - 100% ownership	Delaware
NM Lion, LLC - 100% ownership	Delaware
NM Majestic Holdings, LLC - 100% ownership	Delaware
NM Pebble Valley LLC - 100% ownership	Delaware
NM RE Funds, LLC - 100% ownership	Delaware
NM Regal, LLC - 100% ownership	Delaware
NM-Exchange Three, LLC - 100% ownership	Delaware
NM-Exchange, LLC - 100% ownership	Delaware
NML Clubs Associated, Inc. - 100% ownership	Wisconsin
NML Development Corporation - 100% ownership	Delaware
NML Real Estate Holdings, LLC - 100% ownership	Wisconsin
NML Securities Holdings, LLC - 100% ownership	Wisconsin
NML-CBO, LLC - 100% ownership	Delaware
NMRM Holdings, LLC - 100% ownership	Delaware
North Van Buren, Inc. - 100% ownership	Delaware
Northwestern Investment Management Company, LLC - 100% ownership	Delaware
Northwestern Long Term Care Insurance Company- 100% ownership	Wisconsin
Northwestern Mutual Capital GP II, LLC - 100% ownership	Delaware
Northwestern Mutual Capital GP, LLC - 100% ownership	Delaware
Northwestern Mutual Capital Limited - 100% ownership	United Kingdom
Northwestern Mutual Investment Services, LLC - 100% ownership	Wisconsin
Northwestern Mutual Life International, Inc. - 100% ownership	Delaware
Northwestern Mutual Series Fund, Inc. - 100% ownership	Maryland
Northwestern Mutual Wealth Management Company- 100% ownership
NW Pipeline, Inc. - 100% ownership	Texas
Olive, Inc. - 100% ownership	Delaware
PPF AMLI 460 SW Longview Boulevard, LLC - 100% ownership	Delaware
RE Corp. - 100% ownership	Delaware
Regina International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Russet, Inc. - 100% ownership	Delaware
Scotty, LLC - 100% ownership	Delaware
Solar Resources, Inc. - 100% ownership	Wisconsin
Stadium and Arena Management, Inc. - 100% ownership	Delaware
Travers International Sales, Inc. - 100% ownership	U.S. Virgin Islands
Tupelo, Inc. - 100% ownership	Delaware
Walden OC, LLC - 100% ownership	Delaware
White Oaks, Inc. - 100% ownership	Delaware

(1)	Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2006, they did not constitute a significant subsidiary as defined by Regulation S-X. Except for certain Real Estate Partnerships/LLCs/Equity Interests, includes general account NM investments where NM’s ownership interest is greater than 50%. Excluded is the entire corporate structure under Frank Russell Company.
(2)	Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29.	Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30.	Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of January 31, 2010, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Christine Bordner	Assistant Director, Market Conduct
Pency Byhardt	Vice President, Field Development
Michael G. Carter	Director
Eric P. Christophersen	Vice President, Compliance/Best Practices
David J. Dorshorst	Director, Compensation Services
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Michael S. Ertz	Vice President, Agency Administration
David A. Eurich	Director, Field Training
Christina H. Fiasca	Senior Vice President, Field Compensation, Training & Development
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Field Compensation & Planning
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Rhonda K. Haight	Assistant Director, IPS Platforms
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
Martha M. Kendler	Director, Annuity Products
Sharen L. King	Director, Field Training & Development
Steven J. LaFore	Assistant Secretary
Mary J. Lange	Field Education Consultant
Dwight Larkin	Assistant Director-Retail Investment Services & ROSFP, Municipal Securities Principal, MSRB Contact
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Director; Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance

Steven C. Mannebach	Vice President, Recruiting & Leadership Development
Jeffrey S. Marks	Director, Sales Development
Meridee J. Maynard	Senior Vice President, Life Product
Mac McAuliffe	National Sales Director
Allan J. McDonell	Assistant Director, Annuity Operations and Municipal Securities Principal
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Michael A. Reis	Assistant Treasurer
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Todd M. Schoon	Director, Senior Vice President, Agencies
Todd W. Smasal	Director, Human Resources
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator
David G. Stoeffel	Vice President–Product Line
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Donald G. Tyler	Vice President, IPS Products and Sales
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $27,055,697 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31.	Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32.	Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33.	Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 10th day of February, 2010.

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT (Registrant)

		By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 10th day of February, 2010.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ EDWARD J. ZORE
	Raymond J. Manista,		Edward J. Zore, Chief Executive Officer
General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

/s/ EDWARD J. ZORE Edward J. Zore	Chief Executive Officer and Principal Executive Officer

/s/ MICHAEL G. CARTER Michael G. Carter	Chief Financial Officer and Principal Financial Officer

/s/ JOHN C. KELLY John C. Kelly	Vice President and Controller and Principal Accounting Officer

Facundo L. Bacardi	Trustee

/s/ John N. Balboni* John N. Balboni	Trustee

/s/ Robert C. Buchanan* Robert C. Buchanan	Trustee

/s/ David J. Drury* David J. Drury	Trustee

/s/ Connie K. Duckworth* Connie K. Duckworth	Trustee

/s/ David A. Erne* David A. Erne	Trustee

/s/ James P. Hackett* James P. Hackett	Trustee

/s/ Hans Helmerich* Hans Helmerich	Trustee

/s/ Dale E. Jones* Dale E. Jones	Trustee

/s/ Margery Kraus* Margery Kraus	Trustee

/s/ David J. Lubar* David J. Lubar	Trustee

/s/ Ulice Payne, Jr.* Ulice Payne, Jr.	Trustee

/s/ Gary A. Poliner Gary A. Poliner	Trustee

/s/ John E. Schlifske John E. Schlifske	Trustee

/s/ H. Mason Sizemore, Jr.* H. Mason Sizemore, Jr.	Trustee

/s/ Peter M. Sommerhauser* Peter M. Sommerhauser	Trustee

/s/ Mary Ellen Stanek* Mary Ellen Stanek	Trustee

/s/ John J. Stollenwerk* John J. Stollenwerk	Trustee

/s/ S. Scott Voynich S. Scott Voynich	Trustee

/s/ Barry L. Williams Barry L. Williams	Trustee

*By:	/s/ Edward J. Zore
Edward J. Zore, Attorney in fact, pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of February 10, 2010

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 18 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated February 4, 2010	Filed herewith